EXHIBIT 13.3
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Atlassian Corporation Plc (the “Company”) on form 20-F for the fiscal year ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Beer, do certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ATLASSIAN CORPORATION PLC

Date: August 13, 2021	By:	/s/ James Beer
		Name:	James Beer
		Title:	Chief Financial Officer (Principal Financial Officer)